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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 3, 2004



                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
               (Exact Name of registrant specified in its charter)


United States                         333-109768                 22-2382028
-------------                         ----------                 ----------
(State or other Jurisdiction    (Commission File Number)      (I.R.S. employer
of Incorporation)                                            Identification No.)

                           200 White Clay Center Drive
                             Newark, Delaware 19711
                    (Address of principal executive offices)
                  Registrant's telephone number: (302) 575-5000


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Item 5.  Other Events

         On March 3, 2004, the opinion of counsel to Chase Manhattan Auto Owner Trust 2004-A (the "Trust") regarding the tax status of the Trust, dated as of March 3, 2004 (the "Opinion"), was delivered by Simpson Thacher & Bartlett LLP to Chase Manhattan Bank USA, National Association.


Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits

             Exhibits

             8.1 Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of March 3, 2004.

             23.1 Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CHASE MANHATTAN BANK USA,
                                             NATIONAL ASSOCIATION  (Registrant)
                                             ----------------------------------


                                             By:  /s/ Patricia M. Garvey
                                                 ------------------------
                                             Name: Patricia M. Garvey
                                             Title: Vice President


Date:  March 3, 2004


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                         INDEX TO EXHIBITS


Exhibit Number    Exhibit
--------------    -------

8.1 Opinion of Simpson Thacher & Bartlett LLP with respect to the tax status of the Trust, dated as of March 3, 2004.

23.1 Consent of Simpson Thacher & Bartlett LLP (included as part of Exhibit 8.1)